MORGAN STANLEY AIRCRAFT FINANCE
                             REPORT TO NOTEHOLDERS
               All amounts in US dollars unless otherwise stated

Payment Date                  15th of each month
Convention                    Modified Following Business Day

Current Payment Date          15-Jun-99
Current Calculation Date       9-Jun-99
Previous Payment Date         17-May-99
Previous Calculation Date     11-May-99

---------------------------------------------------------------------------------------------------
1. Account Activity Summary between Calculation Dates
---------------------------------------------------------------------------------------------------
                                   Prior          Deposits        Withdrawals         Balance on
                                  Balance                                           Calculation Date
                                 11-May-99                                             9-Jun-99
--------------------------------------------   ---------------   ---------------  -----------------
Expense Account                 4,246,339.69     3,221,189.14    (2,986,073.54)     4,481,455.29
Collection Account             13,467,541.73    12,630,432.17   (13,467,541.73)    12,630,432.17
Aircraft Purchase Account                  -                -                -                 -
Liquidity Reserve cash balance 25,000,000.00                -                -     25,000,000.00
--------------------------------------------   ---------------    --------------  --------------
Total                          42,713,881.42    15,851,621.31   (16,453,615.27)    42,111,887.45
--------------------------------------------   ---------------   ---------------  --------------

2. Analysis of Expenses Account Activity
----------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                               4,246,339.69
Transfer from Collection Account on previous Payment Date                  3,202,088.28
Permitted Aircraft Accrual
Interim Transfer from Collection Account
Interest Income                                                               19,100.86
Balance on current Calculation Date
 - Payments on previous payment date                                        (641,318.41)
 - Interim payments                                                       (2,326,909.04)
 - other                                                                     (17,846.09)
----------------------------------------------------------------------------------------
Balance on current Calculation Date                                        4,481,455.29

----------------------------------------------------------------------------------------
3. Analysis of Collection Account Activity
----------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                              13,467,541.73
Collections during period

 - lease rentals                                                          10,264,225.00
 - maintenance reserves                                                    1,138,445.00
 - other leasing income                                                    1,069,818.00
 - interest income                                                           140,098.08
 - interim transfer from Expense A/C                                          17,846.09
Transfers from Aircraft Purchase Account                                              -
Drawings under Credit or Liquidity Enhancement Facilities                             -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                -
Transfer to Expense Account on previous Payment Date

 - Required Expense Amount                                                (3,202,088.28)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                  (978,888.89)
Aggregate Note Payments on previous Payment Date                          (9,286,564.56)
Interim Transfer to Expense Account
----------------------------------------------------------------------------------------
Balance on current Calculation Date                                       12,630,432.17
----------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                          15,000,000.00
Second Collection Account Reserve                                         10,000,000.00
Morgan Stanley Facility                                                   10,000,000.00
ILFC Facility
   - Letter of Credit                                   10,000,000.00
   - Cash Security Deposits                             20,267,351.00     30,267,351.00
                                                                         ---------------
Liquidity Reserve Amount                                                  65,267,351.00

                                                                         ---------------
Minimum Liquidity Reserve Amount
                                                                          15,000,000.00
----------------------------------------------------------------------------------------


Current Payment Date                   15-Jun-99
Current Calculation Date                9-Jun-99
Previous Payment Date                  17-May-99
Previous Calculation Date              11-May-99

----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     12,630,432.17
Liquidity Reserve Amount                                                                          65,267,351.00
                                                                                              ------------------
Available Collections                                                                             77,897,783.17
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)

----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                                  2,656,045.08
(II) a)      Class A Interest but excluding Step-up                                                   2,730,771.06
     b)      Swap Payments other than subordinated swap payments                                        762,361.11
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                     -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)                       15,000,000.00
(iv)         Class A Minimum principal payment                                                                   -
(v)          Class B Interest                                                                           415,725.88
(vi)         Class B Minimum principal payment                                                          317,030.50
(vii)        Class C Interest                                                                           575,000.00
(viii)       Class C Minimum principal payment                                                                   -
(ix)         Class D Interest                                                                           797,500.00
(x)          Class D Minimum principal payment                                                                   -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                           -
      b)     Second collection account top-up                                                        50,267,351.00
(xii)        Class A Scheduled principal                                                                         -
(xiii)       Class B Scheduled principal                                                                         -
(xiv)        Class C Scheduled principal                                                                         -
(xv)         Class D Scheduled principal                                                                         -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                    -
(xviii)      Beneficial interest                                                                                 -
(xix)        Class A Supplemental principal                                                           4,375,998.54
(xx)         Class B Supplemental principal                                                                      -
(xxi)        Class D Redemption Price                                                                            -
(xxii)       Class C Redemption Price                                                                            -
(xxiii)      Class B Redemption Price                                                                            -
(xxiv)       Class A Redemption Price                                                                            -
(xxv)        Subordinated Swap payments                                                                          -
(xxvi)       all remaining amounts to holders of Beneficial interests                                            -

             Total Payments with respect to Payment Date                                             77,897,783.17
             less collection Account Top Ups (iii) (b) and (xi) (b) above                            65,267,351.00
                                                                                                  ----------------
                                                                                                     12,630,432.17
                                                                                                  ================


----------------------------------------------------------------------------------------------------------------

Current Payment Date                    15-Jun-99
Current Calculation Date                 9-Jun-99
Previous Payment Date                   17-May-99
Previous Calculation Date               11-May-99

----------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass
----------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1
----------------------------------------------------------------------------------------
Applicable LIBOR                             4.90250%          4.90250%        4.90250%
Applicable Margin                             0.2100%           0.3500%         0.6500%
Applicable Interest Rate                     5.11250%          5.25250%        5.55250%
Day Count                                     Act/360           Act/360         Act/360
Actual Number of Days                              29                29              29
Interest Amount Payable                  1,647,361.11      1,083,409.95      415,725.88
Step-up Interest Amount Payable                     -          NA              NA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Interest Paid                      1,647,361.11      1,083,409.95      415,725.88
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  256,053,821.39   92,944,350.01
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%           89.35%          98.91%
expected Pool Factors                           100.00%           83.59%          95.10%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    4,375,998.54      317,030.50
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    4,375,998.54      317,030.50
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance     400,000,000.00  251,677,822.85   92,627,319.51
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      575,000.00      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          575,000.00      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00

------------------------------------------------------------------------

--------------------------------------------------------------------------------

Current Payment Date                           15-Jun-99
Current Calculation Date                        9-Jun-99
Previous Payment Date                          17-May-99
Previous Calculation Date                      11-May-99
----------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period               15-Jun-99
End of Interest Accrual Period                 15-Jun-99
Reference Date                                 11-Jun-99

----------------------------------------------------------------------------------------------
                                                     A-1             A-2            B-1
----------------------------------------------------------------------------------------------
Applicable LIBOR                                      4.98750%      4.98750%     4.98750%
Applicable Margin                                      0.2100%       0.3500%      0.6500%
Applicable Interest Rate                              5.19750%       5.3375%      5.6375%
Actual Pool Factor                                     100.00%        74.02%       92.63%
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Fixed Rate Notes                                     C-1             D-1
-------------------------------------------------------------------------------
Actual Pool Factor                                     100.00%         100.00%
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
----------------------------------------------------------------------------------------------
(a) Floating Rate Notes                              A-1             A-2            B-1
----------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance               100,000.00       75,309.95      92,944.35
Total Principal Payments                                     -        1,287.06         317.03
Closing Outstanding Principal Balance               100,000.00       74,022.89      92,627.32

Total Interest                                          411.84          318.65         415.73
Total Premium                                                -               -              -
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(b) Fixed Rate Notes                                 C-1             D-1
-------------------------------------------------------------------------------

Opening Outstanding Principal Balance               100,000.00      100,000.00
Total Principal Payments                                     -               -
Closing Outstanding Principal Balance               100,000.00      100,000.00

Total Interest                                          575.00          725.00
Total Premium                                                -               -

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Comparison of Actual to Date Cashflows versus Prospectus
             From March 3, 1998 (Note Issuance Date) to June 15, 1999

                                                       ----------------------------------------------------------------------------
                                                                                                Year to Date
                                                                                    % of Prospectus Gross Lease Revenues

-----------------------------------------------------------------------------------------------------  -----------------------------
Period ending                15-Jun-99   Actual           Actual      Prospectus *  Variance       Actual  Prospectus *   Variance
                                                          To Date        To Date
---------------------------------------------------------------------------------------------------  -------------------------------
Cash Collections
Gross Lease Rentals                10,264,225     154,136,8290      168,988,165  (14,851,336)      91.2%      100.0%       -8.8%
Other Leasing Income                   19,818        2,247,578                    2,247,578        1.3%        0.0%        1.3%
Repossession and other Stress
  Related Costs                     1,204,296        2,863,024       (7,604,467)  10,467,491        1.7%       -4.5%        6.2%
                                  ------------    ------------    -------------  ------------   -------    --------    ----------
Net Lease Rentals                  11,488,339      159,247,431      161,383,697   (2,136,267)      94.2%       95.5%       -1.3%

Maintenance Receipts                1,138,445       21,479,890                0   21,479,890       12.7%        0.0%       12.7%
Maintenance Expenses               (1,482,804)      (8,643,855)               0   (8,643,855)      -5.1%        0.0%       -5.1%
                                  ------------    ------------   --------------  ------------   -------    --------    ----------
Net Maintenance                      (344,359)      12,836,035                0   12,836,035        7.6%        0.0%        7.6%

Interest Received                     159,198        3,041,669        1,798,041    1,243,628        1.8%        1.1%        0.7%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
Total Cash Received                11,303,178      175,125,134      163,181,738   11,943,396      103.6%       96.6%        7.1%

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and
     other costs                     (192,302)      (2,049,644)      (5,914,586)   3,864,942       -1.2%       -3.5%         2.3%
 -(increase) / decrease in
   Accrued Expenses                  (409,704)      (6,505,081)                   (6,505,081)      -3.8%        0.0%        -3.8%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
 subtotal                            (602,007)      (8,554,724)      (5,914,586)  (2,640,139)      -5.1%       -3.5%        -1.6%

SG&A
 - Servicer Fees                     (425,398)      (6,119,203)      (7,017,850)     898,647       -3.6%       -4.2%         0.5%
 - Other Servicer provider
     fees and Overhead               (301,387)      (3,242,884)      (4,204,086)     961,202       -1.9%       -2.5%         0.6%
                                  ------------    -------------   -------------  ------------   -------    --------     --------
subtotal                             (726,785)      (9,362,087)     (11,221,936)   1,859,849       -5.5%       -6.6%         1.1%
                                  ------------    -------------   -------------  ------------   -------    --------     --------
Total Cash Expenses                (1,328,792)     (17,916,812)     (17,136,522)    (780,290)     -10.6%      -10.1%        -0.5%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
NET CASH COLLECTIONS                9,974,386      157,208,322      146,045,216   11,163,106       93.0%       86.4%         6.6%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
Exceptional Items
 - THY Note Distribution                            27,143,085       27,143,085            0       16.1%       16.1%         0.0%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
TOTAL NET CASH COLLECTIONS          9,974,386      184,351,407      173,188,301   11,163,106      109.1%      102.5%         6.6%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------

Interest Payments (Net of
  Swap effects)                     5,281,358       88,656,548       90,406,145   (1,749,597)      52.5%       53.5%       -1.0%
Principal Payments
A-1                                         0                0                0            0        0.0%        0.0%        0.0%
A-2                                 4,375,998       88,322,178       75,409,476   12,912,702       52.3%       44.6%        7.6%
B-1                                   317,030        7,372,680        7,372,680           (0)       4.4%        4.4%        0.0%
C-1                                         0                0                0            0        0.0%        0.0%        0.0%
D-1                                         0                0                0            0        0.0%        0.0%        0.0%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
subtotal                            4,693,028       95,694,859       82,782,156   12,912,702       56.6%       49.0%        7.6%
Total Payments to
  Noteholders                       9,974,386      184,351,406      173,188,301   11,163,105      109.1%      102.5%        6.6%
                                  -----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  ---------------------------------
Benefical Interest Distributions            0               (0)               0           (0)       0.0%        0.0%        0.0%
----------------------------------------------------------------------------------------------  ---------------------------------

*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.

            Comparison of Actual to Date Cashflows versus Prospectus From March 3, 1998 (Note Issuance Date) to June 15, 1999

---------------------------------------------------------------------------------------------
                                                 Coverage Ratios
                                            Closing           Prospectus*           Actual
---------------------------------------------------------------------------------------------
  a Net Cash Collections                                     173,188,301         185,951,406
  b Swaps                                                      7,016,977           8,701,732
  k Class A Scheduled                                                  -           8,701,732
  c Class A Interest                                          54,296,124          51,089,898
  d Class A Minimum                                           22,188,410          15,221,945
  e Class B Interest                                           7,956,545           7,588,417
  f Class B Minimum                                            7,372,680           7,372,680
  g Class C Interest                                           8,855,000           8,921,667
  h Class C Minimum                                                    -                   -
  I Class D Interest                                          12,281,500          12,354,833
  j Class D Minimum                                                    -                   -
  k Class A Scheduled                                                  -                   -
  l Class B Scheduled                                                  -                   -
  m Class C Scheduled                                                  -                   -
  n Class D Scheduled                                                  -                   -
  o Permited Aircraft Modifications                                    -           1,600,000
  p Class A Supplemental                                      53,221,066         73,100,234
                                                           --------------        -----------
    Total                                                    173,188,301         194,653,139
                                                          --------------         -----------

    Interest Coverage Ratio

    Class A                                                         3.19                3.64
    Class B                                                         2.05                2.52
    Class C                                                         1.72                2.06
    Class D                                                         1.53                1.81

    Debt Coverage Ratio

    Class A                                                         1.53                1.81
    Class B                                                         1.53                1.81
    Class C                                                         1.53                1.81
    Class D                                                         1.53                1.81

    Loan-to-Value Ratios

    Assumed Portfolio Value           1,115,510,000        1,033,787,048
    Adjusted Portfolio Value                                                   1,000,719,772
    Liquidity Reserve Amount
    Of which - Cash                      25,000,000           25,000,000          31,505,081
             - Letters of
               Credit held               40,000,000           40,267,351          40,267,351
                                        -----------       --------------         -----------
    Subtotal                             65,000,000           65,267,351          71,772,432
    Less Lessee Security
      Deposits                          (20,000,000)         (20,267,351)        (20,267,351)
    Less Accrued Expenses                                                         (6,505,081)
                                      -------------       --------------         -----------
    Subtotal                             45,000,000           45,000,000          45,000,000
    Total Asset Value                 1,160,510,000        1,078,787,048       1,045,719,772

    Note Balance as at 15-Jun-99

    Class A                             740,000,000  63.8%   664,590,524  61.6%  651,677,822    62.3%
    Class B                             100,000,000  72.4%    92,627,320  70.2%   92,627,320    71.2%
    Class C                             100,000,000  81.0%   100,000,000  79.5%  100,000,000    80.7%
    Class D                             110,000,000  90.5%   110,000,000  89.7%  110,000,000    91.3%
                                        -----------        -------------         -----------
    Total                             1,050,000,000          967,217,844         954,305,141
                                      -------------        -------------         -----------
                                                                                               103.3%

----------------------------------------------------------------------------------------------------

1. Interest Coverage Ratio is equal to Net Cash Collections expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with+or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders